CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 8-K/A, into the Company's previously filed Registration Statements on Form S-8, File Nos. 333-06145 and 333-061333.


                                             /s/ ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
May 15, 1997